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FOR IMMEDIATE RELEASE

CONTACT:
Norris Battin
nbattin@usa.net

                        THE COOPER COMPANIES, INC. HOLDS
                         ANNUAL MEETING OF STOCKHOLDERS


LAKE FOREST, Calif., March 25, 2003--At its annual meeting held today in New York City, stockholders of The Cooper Companies, Inc. (NYSE: COO) elected eight directors, ratified the appointment of KPMG LLP as the Company's auditors for fiscal 2003 and approved amendments to the Company's Long Term Incentive Plan and to its Certificate of Incorporation.

In his remarks to stockholders, A. Thomas Bender, chairman, president and chief executive officer, said that Cooper has three major business objectives going forward:

     o To increase revenue and earnings 15% to 20% per year for the next five years.

     o To continue to be the fastest growing specialty contact lens company and achieve global market leadership by mid-decade.

     o To grow revenue at CooperSurgical, the Company's women's healthcare business, at mid-teens rates over the next five years and achieve operating margins in the mid-twenty percent range.

Business Reviews

Bender said that he expects the worldwide soft contact lens market to grow in the high single digits over the next three years and then accelerate its growth into double digits toward the end of the decade. Favorable market demographics throughout the industrialized world will drive this growth, as a new cohort of teenagers--the primary market for contact lenses--enters the market.

In addition, underpenetrated international markets offer great promise for improved soft contact lens acceptance. In the United States, over 20% of those requiring vision correction wear contact lenses, but in other major markets, their acceptance is significantly less. In Japan, the world's second largest contact lens market, only about 12% of people with visual defects wear contacts; in Europe, about 8% wear them.





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"Given these favorable market dynamics and the continuing adoption by patients and practitioners of the specialty and value added contact lens products that CVI is noted for, I expect that CVI will continue to achieve 15% to 20% revenue growth per year over the next five years," said Bender. "For 2003, I expect CVI worldwide revenue of $310 to $315 million."

CVI's 2002 acquisition of Biocompatibles Eyecare, Inc., a contact lens manufacturer specializing in contact lenses for patients with discomfort from dry eyes - a major cause of lens wearers dropping out of the market - adds another important niche to its specialty lens franchise and makes CVI the world's fourth leading contact lens manufacturer. Biocompatibles is expected to contribute about $90 million to CVI's 2003 revenue.

"In the fastest growing specialty segment of the contact lens market, toric lenses that correct astigmatism, CVI's nearly 33% market share now leads the worldwide market, and new product introductions continue around the world," said Bender. "More and more practitioners are accepting our cosmetic lens products which enhance or change the appearance of the color of the eye, and our monthly Frequency'r' Multifocal, which provides presbyopic correction.

"CVI's revenue momentum continues, as market demand shifts from commodity lenses to specialty lenses and value added spherical lenses, CVI's predominant product lines."

Bender said that he expects CooperSurgical (CSI), the Company's women's healthcare business, to expand its franchise through continued market consolidation and through internal growth from its expanded line of products used in incontinence, osteoporosis, reproductive medicine and pap testing. In 2002, CSI grew 22%, including 8% from organic growth and the remainder from acquisitions.

In executing its business strategy, CSI has acquired 18 companies or product lines in the past eight years in the medical device sector of the women's healthcare market. In 2002, CSI acquired the bone densitometry business of Norland Medical Systems, and two companies that specialize in reproductive medicine, Ackrad Laboratories and Sage BioPharma.





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For fiscal 2003, CSI expects to reach $85 million to $90 million in revenue with operating margins exceeding 20%.

Revenue and Earnings Guidance

For fiscal 2003, The Cooper Companies estimates that its earnings per share will range between $2.03 and $2.07 with revenue between $395 million and $405 million. For the second fiscal quarter of 2003, Cooper expects revenue to range from $96 million to $99 million with earnings per share ranging from 46 cents to 49 cents.

Other Business

In other business stockholders:

     o Approved an increase in the authorized shares of the Company's common stock from 40 million to 70 million shares

     o    Approved amendments to the Company's Long Term Incentive Plan that:

          o    Increased the number of shares under the plan to 4.7 million

          o    Extended the term of the plan to December 31, 2006

          o    Eliminated certain unused features in the current plan.

Board of Directors and Officers

Cooper's stockholders elected the following as members of the board of directors: A. Thomas Bender, president and chief executive officer of the Company; Michael H. Kalkstein, a partner in the law firm of Oppenheimer, Wolff & Donnelly, LLP; Moses Marx, general partner of United Equities; Donald Press, executive vice president of Broadway Management Company, Inc., and principal in the firm of Donald Press, P. C.; Steven Rosenberg, president, chief executive officer and chief financial officer of Berkshire Bankcorp Inc; Allan E. Rubenstein, M.D., chairman of the board of directors of University HeartScan and a member of the faculty of the Mt. Sinai School of Medicine and the Mt. Sinai Neurofibromatosis Research and Treatment Center, Robert S. Weiss, executive vice president and chief financial officer of the Company; and Stanley Zinberg, M. D, executive vice president and vice president for practice activities for the American College of Obstetricians and Gynecologists.

Following the stockholders' meeting, the board elected A. Thomas Bender, chairman of the board and chief executive officer and president of The Cooper Companies, Inc., and president of CooperVision, Inc. and Allan E. Rubenstein, M.D., vice-chairman of the board and lead director.




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The board also elected as officers of the Company: Robert S. Weiss, executive vice president and chief financial officer, B. Norris Battin, vice president investor relations and communications, Carol R. Kaufman, vice president of legal affairs, secretary and chief administrative officer, Stephen C. Whiteford, vice president and corporate controller and David Acosta, treasurer.

Forward Looking Statements

Some of the information included in this news release contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include certain statements pertaining to our capital resources, performance and results of operations. In addition, all statements regarding anticipated growth in our revenue, anticipated market conditions and results of operations are forward-looking statements. To identify forward-looking statements look for words like "believes," "expects," "may," "will," "should," "seeks," "intends," "plans," "estimates" or "anticipates" and similar words or phrases. Discussions of strategy, plans or intentions often contain forward-looking statements. These, and all forward-looking statements, necessarily depend on assumptions, data or methods that may be incorrect or imprecise.

Events, among others, that could cause actual results and future actions to differ materially from those described in forward-looking statements include major changes in business conditions, a major disruption in the operations of our manufacturing facilities, new competitors or technologies, significant delays in new product introductions, the impact of an undetected virus on our computer systems, acquisition integration delays or costs, increases in interest rates, foreign currency exchange exposure, investments in research and development and other start-up projects, dilution to earnings per share from acquisitions or issuing stock, regulatory issues, cost of complying with new corporate governance regulatory requirements, changes in tax laws or their interpretation, changes in geographic profit mix effecting tax rates, significant environmental cleanup costs above those already accrued, litigation costs including any related settlements or judgments, cost of business divestitures, the requirement to provide for a significant liability or to write off a significant asset, changes in accounting principles or estimates, and other factors described in our Securities and Exchange Commission filings, including the "Business" section in our Annual Report on Form 10-K for the year ended October 31, 2002. We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent to update them except as required by law.

Earnings per share

All references to earnings per share in this report are to diluted earnings per share from continuing operations.




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Corporate Information

The Cooper Companies, Inc. and its subsidiaries develop, manufacture and market specialty healthcare products. Corporate offices are located in Lake Forest and Pleasanton, Calif. A toll free interactive telephone system at 1-800-334-1986 provides stock quotes, recent press releases and financial data. The Cooper Companies' World Wide Web address is www.coopercos.com.

CooperVision, Inc., markets a broad range of contact lenses. Headquartered in Lake Forest, Calif., it manufactures in Huntington Beach, Calif., Rochester, N.Y., Norfolk, Va., Adelaide, Australia, Farnborough and Hamble, England, Madrid, Spain and Toronto. Its Web address is www.coopervision.com.

CooperSurgical, Inc., supplies diagnostic products, surgical instruments and accessories to the gynecology market. With headquarters and manufacturing facilities in Trumbull, Conn., it also manufactures in Bedminster, N.J., Cranford, N.J., Fort Atkinson, Wis., Malmo, Sweden, Montreal and Berlin. Its World Wide Web address is www.coopersurgical.com.

Trademarks of The Cooper Companies, Inc., and its affiliates are italicized.



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